Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2013
Supplemental Cash Flow Information
NOTE 22	Supplemental Cash Flow Information

Nonvested Share Awards

The Company has issued shares of TSYS common stock to certain key employees and non-management members of its Board of Directors. The grants to certain key employees were issued in the form of nonvested stock bonus awards for services to be provided in the future by such officers and employees. Beginning in 2011, the grants to the Board of Directors were fully vested on the date of grant. Refer to Note 18 for more information on nonvested share awards.

Equipment and Software Acquired Under Capital Lease Obligations

The Company acquired computer equipment and software under capital lease in the amount of $14.8 million, $5.3 million and $8.1 million in 2013, 2012 and 2011, respectively.